Exhibit 10.8

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement is executed and delivered as of September 27, 2017 (this "Agreement"), by and between Utah Autism Foundation, a Utah non-profit corporation (the “Subordinated Creditor”), and Hudson Bay Master Fund Ltd., in its capacity as collateral agent for the Senior Creditors (as defined below) (together with its successors and assigns in such capacity, the "Senior Agent"), and is acknowledged by Great Basin Scientific, Inc., a Delaware corporation (the “Borrower”).

Recitals:

A.Borrower and the investors listed on a schedule to the Securities Purchase Agreements (collectively, the “Investors”; together with their respective successors and assigns and the Senior Agent, collectively, the "Senior Creditors"), are parties to one or more Securities Purchase Agreements, dated on or about September 27, 2017 (as amended, restated, replaced, supplemented or otherwise modified from time to time, each a “Securities Purchase Agreement” and, collectively, the “Securities Purchase Agreements”), pursuant to which, among other things, the Investors have agreed to purchase the Borrower’s senior secured notes in the aggregate principal amount of up to $2,772,541.54 (collectively, as such notes may be amended, restated, replaced or otherwise modified from time to time, the “Notes”).

B.It is a condition precedent to the Investors consummating the transactions contemplated by the Securities Purchase Agreements that (i) the Borrower executes and delivers to the Senior Agent a Pledge and Security Agreement (the "Pledge and Security Agreement") providing for the grant to the Senior Agent for the benefit of the Investors of a security interest in all personal property of the Borrower to secure all of the Borrower's obligations under the Securities Purchase Agreements, the Notes and the other Transaction Documents (as defined in the Securities Purchase Agreements) (such Transaction Documents, together with the Securities Purchase Agreements, the Notes and the Pledge and Security Agreement are hereby referred to herein collectively as the "Senior Agreements") and (ii) the Subordinated Creditor executes and delivers this Agreement.

C.Borrower is obligated to the Subordinated Creditor under (a) a Purchase-Money Promissory Note, dated as of April 13, 2017, in the principal amount of $1,184,466.92 (as amended, restated, replaced, exchanged, supplemented or otherwise modified from time to time, the “UAF Note”) and (b) a Purchase-Money Security Agreement, dated as of April 13, 2017, by Borrower in favor of the Subordinated Creditor (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Subordinated Security Agreement” and together with the UAF Note and all other agreements, documents and instruments executed or delivered in connection therewith, including the Loan Documents (as defined in the Subordinated Security Agreement), collectively, the "Subordinated Agreements").

NOW THEREFORE, in order to induce the Investors to extend or to continue to extend financial accommodations to Borrower from time to time under the Securities Purchase Agreements, the Notes and the other Senior Agreements executed in connection therewith, and in consideration of such financial accommodations, the Subordinated Creditor agrees as follows:

1.

On the terms and subject to the conditions set forth in this Agreement, any and all indebtedness, obligations and liabilities of Borrower to the Subordinated Creditor, including, without limitation, principal, interest, costs, indemnities and other amounts due under the Subordinated Agreements, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced, together with all other sums due thereon and all costs of collecting the same (collectively, the "Subordinated Indebtedness"), are subordinated, in right of payment to any and all indebtedness, obligations and liabilities of Borrower to the Senior Creditors, including, without limitation, principal, interest, costs, indemnities and other amounts due under the Senior Agreements, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limitation, reasonable attorney fees) for which Borrower is liable (collectively, the "Senior Indebtedness").

2.

The Subordinated Creditor will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness.  Notwithstanding anything to the contrary, so long as the Senior Agent has not furnished written notice to the Subordinated Creditor and the Borrower that an “Event of Default” is continuing under the Senior Agreements and stating that further payments upon the Subordinated Indebtedness are thereafter prohibited, the Borrower may pay and the Subordinated Creditor may accept and apply payment of all regularly scheduled principal, accrued interest, fees and expenses payable pursuant to the terms of the UAF Note, in each case as in effect on the date hereof or as later amended in accordance with this Agreement (collectively, “Permitted Payments”). The Subordinated Creditor shall not exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

3.

So long as any Senior Indebtedness remains unpaid or any commitment to extend credit in respect thereof remains outstanding, the Subordinated Creditor will not exercise any of the Subordinated Creditor's rights in any collateral securing the Subordinated Indebtedness that may at any time exist (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)). All liens, security interests and other rights of the Subordinated Creditor in any collateral securing the Subordinated Indebtedness (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)) are hereby subordinated to all liens, security interests and other rights of the Senior Creditors now or later existing in any of the same collateral securing the Senior Indebtedness. The Subordinated Creditor waives all rights to require the Senior Agent or the other Senior Creditors to marshal the collateral for the Senior Indebtedness or any other property the Senior Creditors may at any time have as security for the Senior Indebtedness and waives all rights to require the Senior Creditors to first proceed against any guarantor or other person before proceeding against such collateral. The Subordinated Creditor shall not contest the validity, priority or perfection of the Senior Agreements or the Senior Creditor's liens on or security interest in any collateral securing the Senior Indebtedness. The priorities of the Senior Creditors and the Subordinated Creditor in such collateral shall be in accordance with this Agreement, regardless of whether the Senior Creditors' security interest in or lien on such collateral is valid or perfected, and regardless of the time, manner or order of perfection of any such liens and security interests. The Senior Creditors may take action to foreclose or otherwise realize upon, or protect their interest in, the collateral (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)), in accordance with its agreements with the Borrower, at any time, without the consent of the Subordinated Creditor, and the Subordinated Creditor agrees not to interfere in a manner which would defeat or otherwise inhibit the purpose of this Agreement in connection therewith. So long as any part of the Senior Indebtedness is outstanding or any commitment to extend credit in respect thereof remains outstanding, if the Senior Creditors have agreed to release their security interest in any of the collateral (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)) in connection with the realization of any of its rights with respect to such collateral in any commercially reasonable disposition, the Senior Creditors are hereby authorized as the Subordinated Creditor’s attorney in fact to execute releases and discharges of the Subordinated Creditor’s liens and security interests in such collateral provided that the Senior Creditors are releasing or discharging the Senior Creditors' security interest in

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such collateral as part of the same transaction and provided that the Senior Creditors give the Subordinated Creditor five (5) days prior written notice of such release during which such five (5) day period the Subordinated Creditor does not sign and deliver to the Senior Creditors any such releases and discharges. The subordination and postponement in priority, operation and effect of the security interests of the Subordinated Creditor shall have the same force and effect as though the security interests of the Senior Creditors had attached and were perfected by filing or otherwise prior to the time the security interests of the Subordinated Creditor attached and/or were perfected.

4.

The Subordinated Creditor authorizes and empowers the Senior Creditors to demand, enforce payment by legal proceedings, receive and give acquittances for the Subordinated Indebtedness and to exercise all rights of the Subordinated Creditor in any security now or later held for the Subordinated Indebtedness (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)). The Subordinated Creditor hereby agrees to mark its books of account, the Collateral (as defined in the Subordinated Security Agreement) and the Subordinated Agreements in such a manner as shall be effective to give proper notice of the effect of this Agreement.

The Subordinated Creditor will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that are necessary or that the Senior Creditors may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Senior Creditors to exercise and enforce their rights and remedies hereunder and under the Senior Agreements.

If, while any Senior Indebtedness is outstanding or any commitment to extend credit in respect thereof remains outstanding, any Insolvency Event involving the Borrower or any of its subsidiaries shall occur, the Subordinated Creditor shall duly and promptly take such action as the Senior Creditors may reasonably request to collect any payment with respect to the Subordinated Indebtedness and to file appropriate claims or proofs of claim in respect of the Subordinated Indebtedness.  Upon the failure of the Subordinated Creditor promptly to take any such action, which failure continues for a period in excess of three (3) days, the Senior Creditors are hereby irrevocably authorized and empowered (each in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of the Subordinated Indebtedness and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Subordinated Creditor with respect to the Subordinated Indebtedness.

“Insolvency Event” means the Borrower or any of its subsidiaries shall have:

(a)applied for, consented to, or acquiesced in, the appointment of a trustee, receiver, sequestrator or other custodian for it or any of its property, or made a general assignment for the benefit of creditors;

(b)in the absence of such application, consent or acquiescence, permitted or suffered to exist the appointment of a trustee, receiver, sequestrator or other custodian for it or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not have been discharged within 30 days; or

(c)permitted or suffered to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of it, and, if any such case or proceeding was not commenced by it, such case or proceeding shall have been consented to or acquiesced in by it or shall have resulted in the entry of an order for relief or shall have remained for 30 days undismissed.

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5.

Except for Permitted Payments, should any payment, distribution or security or proceeds from any such payment, distribution or security be received by the Subordinated Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction in full of the Senior Indebtedness and the termination of all commitments in respect thereof, the Subordinated Creditor shall immediately deliver same to the Senior Agent, in the form received (except for endorsement or assignment by the Subordinated Creditor where required by the Senior Agent), for application to the Senior Indebtedness (whether or not then due and in such order of maturity as the Senior Creditors elect) and, until so delivered, the same shall be held in trust by the Subordinated Creditor as the property of the Senior Creditors.

6.

The Subordinated Creditor represents, warrants and agrees that it has not made or permitted to be made and shall not make or permit any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)) so long as this Agreement remains in effect unless (a) the Senior Agent is given fifteen (15) business days' prior written notice of such transfer or other assignment, (b) such transfer or other assignment is made expressly subject to the terms of this Agreement and (c) the party that acquires such interest to the Subordinated Indebtedness or such collateral or other security executes and delivers a joinder to this Agreement in form and substance acceptable to the Senior Agent and otherwise agrees to be bound by the terms hereof.

7.

This Agreement constitutes a continuing agreement of subordination until all Senior Indebtedness has been paid in full and all commitments of the Senior Creditors to extend credit have been terminated. The Senior Creditors may continue, in reliance on this Agreement, without notice to the Subordinated Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrower. This Agreement and the subordination of liens and indebtedness hereunder may not be revoked, rescinded, conditioned or otherwise modified without the prior written consent of the Senior Agent.

8.

The Subordinated Creditor shall indemnify the Senior Creditors against all claims, damages, costs, and expenses, including, without limit, reasonable attorneys' fees, incurred by the Senior Creditors in connection with any suit, claim or action arising out this Agreement, except to the extent of the Senior Creditors' gross negligence or willful misconduct determined by a final non-appealable judgement of a court of competent jurisdiction.

9.

The Subordinated Creditor delivers this Agreement based solely on the Subordinated Creditor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by the Senior Creditors. The Subordinated Creditor assumes full responsibility for obtaining any further information concerning Borrower's financial condition, the status of the Senior Indebtedness or any other matter which the Subordinated Creditor may deem necessary or appropriate now or later.  The Subordinated Creditor waives any duty on the part of the Senior Creditors, and agrees that the Subordinated Creditor is not relying upon nor expecting the Senior Creditors to disclose to the Subordinated Creditor any fact now or later known by the Senior Creditors, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon the Subordinated Creditor's risk or the Subordinated Creditor's rights against Borrower. The Subordinated Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur additional Senior Indebtedness owing to the Senior Creditors after the financial condition of Borrower, or its ability to pay Borrower's debts as they mature, has deteriorated. The

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Subordinated Creditor acknowledges and agrees that the Senior Creditors’ rights under this Agreement are not conditioned upon pursuit by the Senior Creditors of any remedy the Senior Creditors may have against Borrower or any other person or any other security. The absence of Borrower's signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

10.

The Senior Creditors, in their sole discretion, without notice to the Subordinated Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Senior Creditors (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)) for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the rights of the Senior Creditors under this Agreement. The Subordinated Creditor acknowledges and agrees that the Senior Creditors have no obligation to acquire or perfect any lien on or security interest in any asset(s) (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)), whether realty or personalty, to secure payment of the Senior Indebtedness, and the Subordinated Creditor is not relying upon assets in which the Senior Creditors have or may have a lien or security interest for payment of the Senior Indebtedness.

11.

Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Senior Creditors in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against the Subordinated Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Senior Creditors, and whether or not the Senior Creditors relied upon this payment or credit or changed its position as a consequence of it.  In the event of continuation or reinstatement of this Agreement, the Subordinated Creditor agrees upon demand by the Senior Creditors to execute and deliver to the Senior Creditors those documents which the Senior Creditors determine are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Subordinated Creditor to do so shall not affect in any way the reinstatement or continuation.

12.

The Subordinated Creditor waives any right to require the Senior Creditors to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)), or otherwise comply with the provisions of Sections 9-611 or 9-621 of the New York or other applicable Uniform Commercial Code, as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in the Senior Creditors' power.  The Subordinated Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, any and all other notices to which the Subordinated Creditor might otherwise be entitled, and diligence in collecting any Senior Indebtedness, and agrees that the Senior Creditors may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Borrower to incur additional Senior Indebtedness, all without notice to the Subordinated Creditor and without affecting in any manner the subordination of the indebtedness and liens hereunder and the unconditional obligations of the Subordinated Creditor under this Agreement.  So long as any Senior Indebtedness remains unpaid or any commitment to extend credit in respect thereof remains outstanding, the Subordinated Creditor shall not, without the prior written consent of the Senior Agent, agree to any amendment, modification or supplement to the Subordinated Agreements.

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13.

The Subordinated Creditor acknowledges that the Senior Creditors have the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limitation this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Senior Creditors may disclose all documents and information which the Senior Creditors now or later have or acquire relating to the Subordinated Creditor and this Agreement, however obtained. The Subordinated Creditor further agrees that the Senior Creditors may disclose such documents and information to the Borrower.  The Subordinated Creditor further agrees that each Senior Creditor may provide information relating to this Agreement or relating to the Subordinated Creditor to such Senior Creditor's parent, affiliates, subsidiaries, advisors and service providers (if any).

14.

No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized representative on behalf of each of the Senior Creditors and the Subordinated Creditor. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights or obligations of the Senior Creditors or the Subordinated Creditor in any other respect.

15.

This Agreement shall bind and be for the benefit of the Subordinated Creditor, and the Senior Creditors and their respective successors and assigns, and shall be construed according to the laws of the State of New York, without regard to conflict of laws principles.  If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

16.

The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Senior Creditors and the Subordinated Creditor.

17.

The Subordinated Creditor agrees to reimburse the Senior Creditors, upon demand for any and all costs and expenses (including, without limitation, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of the Subordinated Creditor under this Agreement.

18.

The Subordinated Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by Borrower of the proceeds of any indebtedness for purposes other than the purposes represented by Borrower to any Senior Creditor or the Subordinated Creditor or intended or understood by the Senior Creditors or the Subordinated Creditor.

19.

The relative priorities of the security interests of the Senior Creditors and the Subordinated Creditor in the collateral (including, without limitation, the Collateral (as defined in the Subordinated Security Agreement)) as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. The Subordinated Creditor shall not contest the validity, priority or perfection of the Senior Creditors’ security interest in the collateral (regardless of whether the Senior Creditors’ security interest in the collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrower other than the collateral are not affected by this Agreement and shall be determined by reference to applicable law. The rights of the Senior Creditors under this Agreement are in

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addition to, and not in substitution of, its rights under any other subordination agreement with the Subordinated Creditor.
20.

THE SUBORDINATED CREDITOR AND THE SENIOR AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

21.

EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL COURT OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH UNITED STATES FEDERAL COURT OR NEW YORK STATE COURT.  EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF NEW YORK BY THE DELIVERY OF COPIES OF SUCH PROCESS TO SUCH PARTY AT ITS ADDRESSES SPECIFIED ON THE SIGNATURE PAGES OR BY CERTIFIED MAIL DIRECTED TO SUCH ADDRESS OR SUCH OTHER ADDRESS AS MAY BE DESIGNATED BY SUCH PARTY IN A NOTICE TO THE OTHER PARTIES THAT COMPLIES AS TO DELIVERY WITH THE TERMS OF THE LAST PARAGRAPH OF THIS AGREEMENT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE SENIOR CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF ANY THE SENIOR CREDITORS TO BRING ANY SUCH ACTION OR PROCEEDING AGAINST THE SUBORDINATED CREDITOR IN THE COURTS WITH SUBJECT MATTER JURISDICTION OF ANY OTHER JURISDICTION. SUBORDINATED CREDITOR IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT OR PROCEEDING IN THE ABOVE DESCRIBED COURTS.

22.

Except as expressly provided otherwise in this Agreement, all notices and other communications provided to any party hereto under this Agreement shall be in writing and shall be given by personal delivery, by mail or by reputable overnight courier and addressed or delivered to it at its address set forth on signature pages hereto or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this paragraph. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) business days after the date on which it was sent, unless it is actually received sooner by the named addressee.

23.

The Subordinated Creditor irrevocably consents to, and waives any default, event of default, mandatory prepayment or liquidity event arising from the execution, delivery and performance by the parties thereto of the Securities Purchase Agreements, the Notes and the other Senior Agreements, and any security interests and other transactions contemplated by any of the foregoing.  In addition, notwithstanding anything to the contrary in the Subordinated Agreements, the Subordinated Creditor hereby consents to

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the grant by the Borrower of a security interest in, and lien on, the assets of the Borrower in favor of the Senior Agent and the other Senior Creditors.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Subordinated Creditor and the Senior Agent have caused this Agreement to be executed as of the date first written above.

UTAH AUTISM FOUNDATIONSUBORDINATED CREDITOR'S ADDRESS:

11201 S Susan Drive

Name: David R. Spaffordstreet address

Title: President

SandyUtah84092

citystatezip

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

HUDSON BAY MASTER FUND LTD.,SENIOR AGENT'S ADDRESS:

as collateral agent

Name:street address

Title:

citystatezip

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

BORROWER'S ACKNOWLEDGMENT

Great Basin Scientific, Inc. (the "Borrower") accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior written approval of the Senior Creditors in accordance with the terms of the Securities Purchase Agreements or otherwise as expressly permitted under the terms of the Agreement, no payment or distribution shall be made by Borrower on or with respect to the Subordinated Indebtedness, so long as this Agreement remains in effect.

GREAT BASIN SCIENTIFIC, INC.BORROWER'S ADDRESS

BY:2441 South 3850 West

Name: Ryan Ashtonstreet address

Title:PresidentSalt Lake CityUtah84120

citystatezip

Dated:  ______________________________, 2017

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